Filed pursuant to Rules 497(k) and 497(e)
DoubleLine Funds Trust Registration No. 333-164298
March 29, 2017

DOUBLELINE FUNDS TRUST

DoubleLine Strategic Commodity Fund

Supplement dated April 1, 2017 to the Summary Prospectus and Statement of Additional Information (“SAI”) for Class I and Class N shares of DoubleLine Strategic Commodity Fund, each dated July 29, 2016. This Supplement updates certain information contained in the above dated Summary Prospectus and SAI. Please review this important information carefully.

DoubleLine Strategic Commodity Fund’s investment adviser (“Adviser”), DoubleLine Commodity LP, has changed its name to DoubleLine Alternatives LP. Consequently, all references in the Summary Prospectus and SAI to the Adviser should be read as references to DoubleLine Alternatives LP.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

DL-PROSUP-COMM